Filed Pursuant to Rule 497(e)
Registration No. 333-139872

TDX Independence Funds, Inc.
(the “Company”)

TDX Independence 2010 Exchange-Traded Fund
TDX Independence 2020 Exchange-Traded Fund
TDX Independence 2030 Exchange-Traded Fund
TDX Independence 2040 Exchange-Traded Fund
TDX Independence In-Target Exchange-Traded Fund
(each, a “Fund” and together, the “Funds”)

Supplement dated July 30, 2009 to the Company’s Prospectus and Statement of
Additional Information dated September 29, 2008

At an in-person meeting of the Board of Directors (the “Board”) of the Company held on July 23, 2009 (the “Meeting”), the Board approved, pursuant to Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”), an interim investment sub-advisory agreement (the “Interim Agreement”) between XShares Advisors LLC (“XShares”) and TDAM USA Inc. (“TDAM”), a wholly-owned subsidiary of The Toronto-Dominion Bank and an affiliate of Amerivest Investment Management, LLC (“Amerivest”), replacing Mellon Capital Management Corporation (“Mellon”), effective August 3, 2009. Pursuant to the Interim Agreement, TDAM will serve as an investment sub-adviser to the Funds until the earlier of (i) December 31, 2009 or (ii) the date a new sub-advisory agreement is approved by the shareholders of each Fund. The terms of the Interim Agreement are substantially identical to the current investment sub-advisory agreement between XShares and Mellon (which will terminate by its terms on August 3, 2009) (the “Previous Sub-Advisory Agreement”). In addition, the compensation to be paid to TDAM under the Interim Agreement is no greater than the compensation paid to Mellon under the Previous Sub-Advisory Agreement.

At the Meeting, the Board also approved a new investment advisory agreement between the Company, on behalf of the Funds, and Amerivest (the “New Advisory Agreement”), with Amerivest replacing XShares as investment adviser, and a new investment sub-advisory agreement between Amerivest and TDAM (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”). The New Agreements are subject to and will take effect upon the approval of shareholders by a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each Fund. If approved, the New Agreements would remain in effect for an initial term of two years, and continue in effect thereafter for successive annual periods so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each Fund, and (ii) in either event, by the vote of a majority of the Directors who are not “interested persons” of the Company, as defined in the 1940 Act, cast in-person at a meeting called for the purpose of voting on such approval.

The New Advisory Agreement contains substantially identical terms as the current investment advisory agreement between XShares and the Company, including, the payment of a unified management fee. More particularly, pursuant to the New Advisory Agreement, the Company will pay to Amerivest an advisory fee computed daily and payable monthly (as soon as practical after the last day of each month) in an amount equal to 0.65% on an annualized basis of each Fund’s average daily net assets. Amerivest has also contractually agreed to continue, as it has since the Funds’ inception, to reduce its fee and/or pay Fund operating expenses (excluding, among other things, acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit each Fund’s net annual operating expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2010.

The New Sub-Advisory Agreement contains substantially identical terms as the Interim Agreement and the Previous Sub-Advisory Agreement. In accordance with the terms of the New Sub-Advisory Agreement, Amerivest will pay a fee to TDAM equal to 0.10% of the first $100 million in combined average daily net assets of all Funds and 0.05% of the combined average daily net assets of all Funds in excess of $100 million. In addition, a minimum annual investment management fee of $35,000 per Fund payable by Amerivest to TDAM will continue to apply.

About TDAM

TDAM USA Inc., a Delaware corporation, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. TD Asset Management operates in Canada as TD Asset Management Inc. and in the United States as TDAM USA Inc. TD Asset Management is a highly diversified North American investment management organization with leading market positions in active, quantitative and passive portfolio management. In aggregate as of June 30, 2009, TD Asset Management’s investment professionals managed over US$134 billion in assets under management on behalf of pension, insurance, endowment/foundation and corporate clients, as well as for high-net worth individuals and retail mutual funds. TDAM USA Inc. is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“Toronto-Dominion”). Toronto-Dominion, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada, and is part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Financial Group”).

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